May 16, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:  The Care Group, Inc.
              Definitive Proxy Materials

Gentlemen:

The following documents are being filed electronically on the EDGAR system on behalf of The Care Group, Inc.:

  1.  Definitive Proxy Statement;

  2.  Proxy Card; and

  3.  1995 Stock Option Plan.

The Care Group, Inc. intends to release the definitive proxy material to shareholders on or about May 19, 1995.


                                           Very truly yours,

                                           /s/ Michael Harvey

                                           Michael Harvey





SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)


(X)     Filed by the Registrant
( )     Filed by a Party other than the Registrant
        Check the appropriate box

( )     Preliminary Proxy Statement
(X)     Definitive Proxy Statement
( )     Definitive Proxy Statement
( )     Definitive Additional Materials
( )     Soliciting Material Pursuant to S240.14 a-11(c) or S240 14 a-12

                    The Care Group,Inc.
    (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

(   )      $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(l), or
           14a-6(i)(2).
(   )      $500 per each party to the controversy pursuant to Exchange
           Act Rule 14(a)-6(i)(3)
(   )      Fee computed on table below per Exchange Act Rules 14a-
           6(I)(4) and 0-11







     1) Title of each class of securities to which transaction applies:

_______________________________________________________________________

     2)     Aggregate number of securities to which transaction applies:

_______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

_______________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:
_______________________________________________________________________


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

(   )     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid

_______________________________________________________________________

     2)     Form, Schedule or Registration Statement No.

_______________________________________________________________________


     3)     Filing Party

_______________________________________________________________________







THE CARE GROUP, INC.
1 HOLLOW LANE, SUITE 110
LAKE SUCCESS, NY  11042
_____________________________

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT
__________________________


TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders of The Care Group, Inc. (the
"Company") will be held on Wednesday, June 21, 1995 at 10:30 A.M., local time, at the Roslyn Claremont Hotel, 1121 Old Northern Boulevard,
Roslyn, New York, 11576 for the following purposes, all as more fully described in the accompanying Proxy Statement:

  (1) To amend the Company's Certificate of Incorporation to provide for directors to be divided into three classes, with each class to be elected once every three years.
  (2) To elect five (5) directors of the Company, one for a period of one year, two for a period of two years and two for a period of three years.
  (3) To amend the Company's Certificate of Incorporation with respect tot the Company's authorized but unissued preferred stock.
  (4) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending December 31, 1995; and
  (5)  To approve the Company's 1995 Stock Option Plan.

The Board of Directors has fixed the close of business on April
26, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

      BY ORDER OF THE BOARD OF DIRECTORS:


      RANDOLPH J. MITTACH
      SECRETARY AND TREASURER


NEW YORK, NEW YORK
APRIL 26, 1995

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.




                                     -1-







THE CARE GROUP, INC.
1 HOLLOW LANE, SUITE 110
LAKE SUCCESS, NY  11042
_____________________

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 1995

_____________________


INTRODUCTION


This Proxy Statement is furnished to the stockholders of The Care Group, Inc., a Delaware corporation (the "Company"), in connection with a solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 21, 1995 at 10:30 A.M., local time, at the Roslyn Claremont Hotel, 1221 Old Northern Boulevard, Roslyn, New York 11576, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement is first being mailed to the Company's stockholders on or about May 18, 1995.

Only stockholders of record at the close of business on April 26, 1995 will be entitled to notice of and to vote at the Annual Meeting. At such date the outstanding voting securities of the Company consisted of 8,390,015 shares of common stock, $.001 par value per share (the "Common Stock"), each share of Common Stock being entitled to one vote with respect to each of the proposals to be voted at the Annual Meeting. To transact any business at the Annual Meeting, a quorum (a majority of the total number of outstanding shares of Common Stock entitled to be voted thereat) must be present or represented by proxy.






Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by either (i) giving written notice to the Company bearing a later date than the proxy, (ii) by submission of a later dated proxy, or (iii) by voting in person at the Annual Meeting. The shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted (i) FOR the proposal to amend the Company's Certification of Incorporation with respect to the Board of Directors, (ii) FOR the elections of each of the nominees for directors named herein, (iii) FOR the proposal to amend the Company's Certificate of Incorporation with respect to the Company's Preferred Stock, (iv) FOR the ratification of the selection by the Company's Board of Directors of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 1995 and (v) FOR the approval of the 1995 Stock Option Plan.

The Company's officers and directors hold 27.94% of the total number of shares of Common Stock that are entitled to vote at the Annual Meeting. The officers and directors intend to vote their shares FOR each proposal set forth in this proxy statement.








PROPOSAL 1

PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION WITH
RESPECT TO
THE BOARD OF DIRECTORS


The Board of Directors has recommended that in order to provide for continuity for the Company in future years, the Company's Certificate of Incorporation should be amended to provide for three classes of directors for the Company. The members of each class are to be elected once every three years for a term of three years and until their successors are elected and shall have qualified. Each class will consist of the same number of directors, except that if there are an odd number of directors, Class III shall consist of one fewer director than the other two classes. Under Article ELEVENTH of the Certificate of Incorporation, the Board of Directors shall consist of at least three and not more than seven individuals.

Assuming that the Board of Directors consists of five individuals (as the Board currently does), adoption of this amendment means (i) that at future annual meetings of the Company either one or two rather than five directors will be elected each year for terms of three years rather than one year, (ii) that in the event of future vacancies on the Board of Directors, the remaining directors may elect a replacement director and such a replacement director will be of the same class as the director replaced, and (iii) that it may be more difficult for a person or group to acquire control of the Company in a contested transaction. Adoption of this amendment will also make it more difficult to remove the Company's management. Therefore passage of the amendment may enhance the ability of the Company's officers and directors to maintain their respective positions with the Company. The Company is currently not aware of any attempt by any person or group to take over the Company.

The amendment provides that it cannot be changed without the affirmative vote of the holders of at least two-thirds of the shares of Common Stock present at the meeting in person or represented by proxy. This two-thirds voting requirement will make it more difficult to change the amendment and accordingly more difficult to eliminate or alter the separate classes of directors. Therefore, this two-thirds voting requirement may increase the difficulty for a person or group to remove directors and thus acquire control of the Company in a contested transaction.






At the Annual Meeting for this year, (i) if this amendment is adopted all five directors will be elected, one for one year, two for two years and two for three years, and (ii) if this amendment is not adopted all five directors will be elected to a term at the next annual meeting and until their successors are elected and shall have qualified.

The full text of the proposed amendment to the Company's Certificate of Incorporation with respect to the election of directors appears as
Exhibit 1 to this Proxy Statement. Passage of this proposal requires the approval of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy voted at the Annual Meeting (abstentions will be counted as being present and will be deemed a vote against the proposal; broker non-votes will not be counted as present for this proposal and will not affect the outcome of the vote).







PROPOSAL 2

ELECTION OF DIRECTORS

A Board of five directors is to be elected at the Annual Meeting. The nominees designated as Class I, II and III shall serve until the Annual Meetings in 1998, 1997 and 1996, respectively, and thereafter until his or her successor shall have been elected and shall qualify.

Ann T. Mittasch and Randolph J. Mittasch are designated as Class I directors for three years expiring at the Annual Meeting in calendar year 1998 and until their successors are elected and shall have qualified. Gilda G. Schechter and John J. Lynch are designated Class II directors for the two year term expiring at the Annual Meeting in calendar year 1997 and until their successors are elected and shall have qualified. Dr. Alex Maurillo is designated as the Class III director for the one year term expiring at the Annual Meeting in the calendar year 1996 and until his successor is elected and shall have qualified. If proposal 1 set forth in this Proxy Statement is not adopted, then each nominee will serve until the next annual meeting of stockholders and thereafter until his or her successor shall have been elected and shall qualify.

In order to be elected as a member of the Board of Directors, a nominee must receive a plurality of the outstanding votes present in person or represented by proxy at the Annual Meeting (abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote).

Set forth on the following page are the names and ages of the nominees, their positions with the Company, if any, and their principal occupations at present and during the past five years. The terms of each of the nominees will expire upon the election and qualification of the new directors. Each of the nominees has advised the Company that he or she will serve if elected. The persons named in the enclosed proxy intend, unless such authority is withheld, to vote for the election as directors of the nominees named below. The Company does not expect that any of the nominees will be available for the election, but if that should occur before the Annual Meeting, the proxies will be voted for a substitute nominee who will be recommended by the Board of Directors.






During 1994, there were a total of five (5) meetings of the Board of Directors. The Board of Directors has an Audit Committee consisting of John Lynch and Dr. Alex Maurillo. The purpose of the Audit Committee is to review the Company's financial condition and the qualifications of the Company's independent accountants to serve as auditors. During 1994, there were a total of two (2) meetings of the Audit Committee.








DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


Set forth below is certain information relating to the current directors (who consist of all the nominees for directors for the 1995 Annual Meeting) and executive officers of the Company.


NAME                                           POSITION WITH THE COMPANY

Ann T. Mittasch                       President, Chief Executive Officer
                                                   Chairman of the Board

Gilda G. Schechter                    Executive Vice President, Director

Randolph J. Mittasch                       Secretary/Treasurer, Director

Dr. Alex Maurillo                                               Director

John J. Lynch                                                   Director

Anthony J. Esposito, Jr.                 Vice President of the Company's
                                                            subsidiaries

Pat H. Celli                                    Chief Financial Officer,
                                                 Assistant Secretary and
                                                     Assistant Treasurer


ANN T. MITTASCH, PRESIDENT, CHAIRMAN OF THE BOARD OF DIRECTORS: (Age
65): Mrs. Mittasch has been President and Chairman of the Company since 1984. Prior to 1984, Mrs. Mittasch served as President and then Chairman of Superior Care, Inc. (predecessor to Lifetime Corporation), a national home care corporation whose securities traded on the New York Stock Exchange, Inc. Mrs. Mittasch is the mother of Randolph J. Mittasch, Secretary/Treasurer and a director of the Company.

GILDA G. SCHECHTER, EXECUTIVE VICE PRESIDENT AND DIRECTOR: (Age 63):
Ms. Schechter has been Executive Vice President and a director of the Company since 1985.









RANDOLPH J. MITTASCH, SECRETARY/TREASURER: (Age 33): Mr. Mittasch has been Secretary/Treasurer of the Company since February, 1989 and has been a director of the Company since 1985. From 1988 to February, 1992, he was employed by the American Stock Exchange, Inc. as a Senior Accountant. Mr. Mittasch received an MBA from Adelphi University in 1987 and in 1989 became a Certified Public Accountant. Mr. Mittasch is the son of Ann T. Mittasch, President and Chairman of the Board of the Company.

JOHN J. LYNCH, DIRECTOR: (Age 71): Mr. Lynch has been a consultant for special projects from February, 1988 to the present. From November 1, 1989 to May 1, 1990, Mr. Lynch served as pro-bono health arbitrator for the New York State Mediation Board. Mr. Lynch has been a director of the Company since 1990 and he is not an officer of the Company.

Alex Maurillo, M.D., Director: (Age 66): Dr. Alex Maurillo has been a General Surgeon at St. Clares Hospital since 1962. He is currently on the Board of Directors of the Central Labor Council of New York City and a Medical Coordinator of the Workman's Compensation Board & Self Insurance Fund of Local 3 of the Electrical Union of New York. Dr. Maurillo has been a director of the Company since 1992 and he is not an officer of the Company.

ANTHONY J. ESPOSITO, JR., VICE PRESIDENT OF THE COMPANY'S HOME CARE
SUBSIDIARIES: (Age 47): Mr. Esposito has been serving as Vice President of the Company's subsidiaries providing home care services since the later of 1985 or their formation.

PAT H. CELLI, ASSISTANT TREASURER, ASSISTANT SECRETARY AND CHIEF
FINANCIAL OFFICER: (Age 42): Mr. Celli has been Chief Financial
Officer of the Company since 1990.








SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company's Common Stock beneficially owned (calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) as of April 4, 1995 or such other date as indicated below by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) all directors and director nominees of the Company, (iii) the named executive officers referred to in the "Executive Compensation" section of this report and
(iv) all officers and directors of the Company as a group:

NAME OF                       NUMBER OF SHARES             PERCENTAGE OF
BENEFICIAL OWNER              BENEFICIALLY OWNED           TOTAL SHARES

Ann T. Mittasch (1)                    1,297,000                  15.25%
1 Hollow Lane
Lake Success, NY  11042

Gilda G. Schechter (2)                   265,500                   3.16%
1 Hollow Lane
Lake Success, NY  11042

Randolph J. Mittasch (3)                 190,300                   2.26%

John L. Lynch (4)                          3,250                       *

Dr. Alex Maurillo (5)                      2,000                       *

Anthony J. Esposito, Jr. (6)              90,000                   1.07%

C.G. Holding of New York, Inc. (7)       981,206                  11.69%
1979 Marcus Avenue
Lake Success, NY  11042

The Care Group, Inc.                    981,206                   11.69%
Board of Directors (8)
1 Hollow Lane
Lake Success, NY  11042

Pat Celli (9)                            63,000                        *

All officers and directors as a group
 (total of 7 persons) (10)            2,752,256                   31.79%



*Less than 1%








(1) Mrs. Mittasch, Chairman and President of the Company, directly owns 900,000 shares of Common Stock for her own account and may be deemed to beneficially own an additional 280,000 shares of Common Stock subject to a voting trust (the "Voting Trust") expiring February 27, 1999 of which she is the sole voting trustee with respect to 140,000 shares of Common Stock directly owned by Randolph J. Mittasch, and an additional 140,000 shares directly owned by five other persons. Mrs. Mittasch also holds options as of April 4, 1995 totaling 117,000 shares an average exercise price of $4.46 that expire February 27, 1999. Mrs. Mittasch disclaims beneficial ownership of the 981,206 shares of Common Stock beneficially owned by the Company's Board of Directors (See (7)).

(2) Gilda G. Schecter, Executive Vice President and a director of the Company, directly owns 260,000 shares of Common Stock for her own account. The shares beneficially owned by Ms. Schechter as of April 4, 1995 include options expiring February 27, 1999 to acquire 5,500 shares of Common Stock at an average exercise price $5.13. Ms. Schechter disclaims beneficial ownership of the 981,206 shares of Common Stock beneficially owned by the Company's Board of Directors (See (7)).

(3) Randolph J. Mittasch directly owns 142,800 shares of Common Stock as of April 4, 1995, 140,000 of which shares are subject to the Voting Trust. Mr. Mittasch also holds options expiring February 27, 1999 to acquire 47,500 shares of Common Stock at an average exercise price of $4.50. Randolph J. Mittasch disclaims beneficial ownership of the shares of Common Stock owned by Ann T. Mittasch, except for his 140,000 shares that are subject to the Voting Trust. Randolph J. Mittasch disclaims beneficial ownership of the 981,206 shares of Common Stock beneficially owned by the Company's Board of Directors (See (7)).

(4) John J. Lynch has options expiring February 27, 1999 to acquire 3,250 shares of Common Stock at an average exercise price of $3.00.
John J. Lynch disclaims beneficial ownership of the 981,206 shares of Common Stock beneficially owned by the Company's Board of Directors (See
(7)).

(5) Dr. Alex Maurillo has options expiring February 27, 1999 to acquire 2,000 shares of Common Stock at an average exercise price of $3.38. Dr. Alex Maurillo disclaims beneficial ownership of the 981,206 shares of Common Stock beneficially owned by the Company's Board of Directors (See (7)).

(6) Anthony Esposito, Jr. directly owns 60,000 shares of Common Stock and has options expiring February 27, 1999 to acquire 30,000 shares of Common Stock at an average exercise price of $4.13.








(7)  The 981,206 shares beneficially owned by C.G. Holdings of New
York, Inc. are subject to a voting trust terminating in December 1995 pursuant to which the Board of Directors of the Company, as the voting trustee, has exclusive voting power (and accordingly beneficial ownership) over such shares during the term of the voting trust. Also, during the term of the voting trust, C.G. Holdings of New York, Inc. has certain limited rights to transfer the shares, provided that the shares will remain in the voting trust upon transfer. The individual members of the Board of Directors each disclaims beneficial ownership of the 981,206 shares.

(8) The shares beneficially owned by C. G. Holdings of New York, Inc., may be deemed to be beneficially owned by Jordan Belfort and Daniel Porusch whose addresses are 1979 Marcus Avenue, Lake Success, NY 11042.

(9) Pat Celli has options expiring February 27, 1999 to acquire 63,000 shares of Common Stock at an average exercise price of $4.75.

(10) Includes options held by all officers and directors of the Company to acquire a total of 268,250 shares of Common Stock and the 981,206 shares placed in the voting trust referred to in Note 7.






EXECUTIVE COMPENSATION
  The following table contains information with respect to all compensation paid to each of the executive officers of the Company whose total compensation exceeded $100,000 in all capacities to the Company during the fiscal year ended December 31, 1994.


SUMMARY COMPENSATION TABLE (1)

                                       ANNUAL COMPENSATION

  (a)                                (b)                         (c)

Name and
Principal Position                 Year                       Salary ($)
Ann Mittasch                       1994                          197,877
Chairman of the Board              1993                          172,154
President, Chief                   1992                          152,885
Executive Officer


Anthony J. Esposito, Jr.           1994                          122,430
V.P. of Company's                  1993                          116,048
Subsidiaries                       1992                          103,488


Pat H. Celli                       1994                          107,808
Chief Financial Officer            1993                           95,000
Assistant Secretary &              1992                           90,865
Assistant Treasurer







SUMMARY COMPENSATION TABLE (1)

                       ANNUAL COMPENSATION                     LONG TERM
                                                            COMPENSATION
                                                               Award
  (a)                           (d)                              (g)

Name and                                           Securities Underlying
Principal Position            Bonus ($)            Options/SAR's (#) (2)

Ann Mittasch                      7,630                              -0-
Chairman of the Board             3,317                           40,000
President, Chief                 27,885                           75,000
Executive Officer


Anthony J. Esposito, Jr.         1,500                               -0-
V.P. of Company's                2,354                               -0-
Subsidiaries                    12,047                            10,000


Pat H. Celli                     5,750                               -0-
Chief Financial Officer          1,827                            30,000
Assistant Secretary &            1,827                            70,000
Assistant Treasurer



(1) Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individuals named above for the periods indicated.

(2) Only stock options have been granted; no SARs have been granted. Each Stock Option is exercisable to purchase one share of Common Stock at an exercise price equal to the market value of the Common Stock on the date that the option is granted.









AGGREGATED OPTION EXERCISES
IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES

   (a)                (b)           (c)              (d)             (e)

                                               Number of        Value of
                                              Securities     Unexercised
                                              Underlying    In-the-Money
                                                 Options         Options
                                             /SARs at FY     /SARs at FY
                                                 -End (#)       -End ($)

                 Shares                     Exercisable/    Exercisable/
            Acquired on          Value    Unexercisable    Unexercisable
Name       Exercise (#)   Realized ($)             (1)               (1)

ANN MITTASCH    95,000       $101,548       132,000(1)       $198,000(1)
PRESIDENT, CHIEF
EXECUTIVE OFFICER


PAT CELLI       52,000        $34,232        48,000(1)        $82,260(1)
CHIEF FINANCIAL
 OFFICER
ASSISTANT SECRETARY
 & ASSISTANT TREASURER


ANTHONY J. ESPOSITO, JR.
V.P. OF COMPANY'S
 SUBSIDARIES        0              0         30,000(1)             $0.00



(1) All stock options reflected in columns (d) and (e) are presently exercisable.







PERFORMANCE GRAPH


The Securities and Exchange Commission requires that the Company include in this report a line-graph presentation comparing cumulative, five year stockholder returns on an indexed basis with a broad equity market index and a published industry or line of business index, or an index of peer companies selected by the Company. The Board of Directors has approved the use of the Wilshire Index as the broad equity market index and the Wilshire Index of Health Care Providers as its published industry index. The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of December 31, 1989 in the Common Stock of the Company, the Index of Health Care Providers and the Wilshire 5000 index assuming the reinvestment of all dividends (the Company has not paid any dividends):


THE CARE GROUP, INC.

FIVE YEAR CUMULATIVE RETURNS

                             1989               1990                1991

PEER GROUP                   $100               $121                $235
CARE GROUP                    100                100                 127
WILSHIRE 5000                 100                 94                 126


THE CARE GROUP, INC.
FIVE YEAR CUMULATIVE RETURNS

                             1992               1993                1994

PEER GROUP                   $215               $168                $221
CARE GROUP                     59                 66                  75
WILSHIRE 5000                 137                153                 153







401 (K) PLAN

In 1992, the Company adopted a defined contribution plan under section 401(k) of the Internal Revenue Code of 1986 to begin operation in 1993. A substantial portion of the employees of the Company and its subsidiaries are entitled to participate in this plan. The Company currently has no other deferred compensation plans. Except as described herein, the Company has no current plans relating to bonuses and awards that may be granted to management, although the Company reserves the right in the future to grant such other bonuses or awards.

EMPLOYMENT AGREEMENTS

Ann T. Mittasch, President and Chairman of the Company, entered into an employment agreement with the Company pursuant to which she agreed to serve the Company on a full-time basis. Her employment agreement runs from January 1, 1992 and ends December 31, 1996. Under this agreement, her base salary is $228,131 for 1995 with annual increases of 15%. Bonuses, awards and other benefits may be granted to Mrs. Mittasch on a periodic basis by the Board of Directors, including the right to participate in group life insurance, medical and retirement plans, if any. The employment agreement also contains non-competition and other covenants.

DIRECTOR COMPENSATION

Ann Mittasch, Gilda Schechter and Randolph Mittasch, who serve as both directors and officers of the Company, do not receive compensation for serving as directors. Mr. John Lynch and Dr. Alex Maurillo, who are the Company's two independent directors, receive $250 for each Board of Directors meeting they attend as compensation for serving as directors.

1990, 1991 AND 1993 STOCK OPTION PLANS

The Company's currently operative Stock Option Plans consist of the 1990 Stock Option Plan (the "1990 Plan"), the 1991 Stock Option Plan (the "1991 Plan") and the 1993 Stock Option Plan (the "1993 Plan") (the 1990 Plan, the 1991 Plan, and the 1993 Plan are sometimes collectively referred to herein as the "Plans"). Under the Plans, a total of 1,025,000 shares of Common Stock have been reserved for issuance to officers, directors, key employees and consultants who are not employees of the Company. As of December 31, 1994, options to purchase a total of 23,000 shares and 674,250 shares of Common Stock have been granted under the 1990 Plan and the 1991/1993 Plans, respectively. Options to purchase 450,000 shares of Common Stock have been granted to the executive officers and directors of the Company as a group. The options granted under the 1990 Plan, and the 1991/1993 Plans as of December 31, 1994 were granted at an average exercise price of $5.17 and $2.68, respectively (although such terms are subject to modification by the Board of Directors). Each Plan operates similarly. All Plans permit the issuance of both options that qualify for treatment as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986 ("Section 422") and non-statutory options.







The Company has approved the 1995 Stock Option Plan and is submitting the 1995 Plan for approval at the Annual Meeting; see
"PROPOSAL 5 ( Approval of the 1995 Stock Option Plan."

1991 STOCK INCENTIVE PLAN

Effective July 1, 1991, the Company established the 1991 Stock Incentive Plan (the "Stock Plan") pursuant to which the Board of Directors may from time to time award up to 50,000 shares of Common Stock under the Stock Plan.

As of December 31, 1994, the Company issued a total of 4,350 shares of Common Stock under the Stock Plan to 18 employees of the Company in consideration for their services to the Company.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Decisions on compensation of the Company's executives are generally made by the Board of Directors in accordance with the General Corporation Law of the State of Delaware. Ann T. Mittasch, Gilda G. Schechter and Randolph T. Mittasch, who are three of the five members of the Board of Directors, are also officers and employees of the Company. Ann T. Mittasch did not participate in any discussions or decisions of the Board regarding her salary, bonus or option grants received by her during fiscal 1994.


BOARD COMPENSATION COMMITTEE REPORT

COMPENSATION POLICES TOWARD EXECUTIVE OFFICERS

The Board of Directors' compensation policies are designed to provide competitive levels of compensation that relate to the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.







Target levels of the executive officers' overall compensation are intended to be consistent with others within the Company's peer group in the home healthcare and healthcare services industry. The Company generally targets the low to mid-range of compensation paid by the peer group companies for comparison, although the Company reserves the right to change policies based on the Company's growth and performance. As a result of the implementation of these policies, the Company's executives may be paid more or less than the executives of the Company's competitors in any particular year.

The Board of Directors also believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Thus, the Board of Directors has also increasingly utilized the grant of stock options in the Company's compensation package for its executive officers.

The Board of Directors does not have a separate compensation committee. See "Executive Compensation ( Compensation Committee Interlocks and Issuer Participation."

FISCAL 1994 BONUS AWARDS

Executive performance bonus opportunities are based on objective and subjective performance criteria such as contribution to the Company's revenue and the potential for long-term expansion and growth in revenues and earnings (of which there can be no assurance). Performance criteria vary each year depending on the Company's changing and evolving issues, challenges and goals. Performance criteria can include consummation of proposed transactions, successfuly completion of financing, increases in revenues and earnings and attainment of other goals such as commencement of new subsidiaries or areas of business.

Performance criteria were generally met in 1994 in light of the increase in the Company's earnings and revenue, completion of two acquisitions and the formation of a new pharmaceutical mail order subsidiary.

MRS. MITTASCH FISCAL 1994 COMPENSATION

Regulations of the Securities and Exchange Commission require the Board of Directors to disclose the Board's basis for compensation reported for Mrs. Mittasch in fiscal 1994 and to discuss the relationship between the Company's performance during the last fiscal year and Mrs. Mittasch's compensation. Mrs. Mittasch's base salary was based on her employment agreement entered into with the Company in February, 1992.

Mrs. Mittasch's bonus was determined by the Board of Directors and was based on her significant contributions toward the Company's performance during 1994, including increased revenue and earnings (and, in particular, her efforts at continuing to reduce cost of revenues), increased working capital, completion of two acquisitions and formation of a new pharmaceutical mail order subsidiary.







SUBMITTED BY THE COMPANY'S BOARD OF DIRECTORS

Ann T. Mittasch            Gilda G. Schechter       Randolph J. Mittasch
John J. Lynch              Dr. Alex Maurillo








PROPOSAL 3

AMENDMENT TO THE COMPANY'S CERTIFICATE
OF INCORPORATION WITH RESPECT TO THE
COMPANY'S PREFERRED STOCK


Article FOURTH of the Company's Certificate of Incorporation authorizes the Company to issue up to one million shares of Preferred Stock, par value $.001 per share. Article FOURTH also authorized the Board of Directors to determine the designations, powers, preferences and terms of the Preferred Stock. There are currently no outstanding shares of Preferred Stock.

The Board of Directors proposes to amend the provision of Article FOURTH to clarify the Board's broad latitude in establishing the designations, powers, rights and preferences (collectively, "terms") of the Preferred Stock. The Certificate of Incorporation currently permits the Board of Directors to establish the terms of the Preferred Stock. In particular, the current provision in the Certificate of Incorporation permitting the Board of Directors to establish the terms of the Preferred Stock reads as follows:

"The Preferred Stock is to be issued in one or more series as determined by the Corporation's Board of Directors in which the designations, powers, preferences, justifications, limitations, restrictions and relative, optional, conversion and other special rights of the shares of Preferred Stock contained in each such series shall be as fixed by the Board of Directors of the Corporation (authority to do so being hereby expressly granted) and stated and expressed in a resolution or resolutions for the issuance of the shares of Preferred Stock contained in such series."

The proposed amendment, which is set forth in full on Exhibit II of this Proxy Statement, enumerates with greater detail, specificity and comprehensiveness the terms of the Preferred Stock that the Board of Directors is authorized to determine. For example, the proposed amendment specifies that the Board of Directors is authorized to determine voting, liquidation, dividend and redemption rights and conversion privileges of the Preferred Stock, which are not expressly enumerated in the current provision. The purpose of the greater specificity is to remove possible ambiguities as to whether certain terms of the Preferred Stock are in fact subject to determination by the Board under Delaware corporate law.








No financings using the Preferred Stock are currently contemplated. Preferred Stock whose terms can be established by the Board of Directors might make it more difficult for a person or group to acquire the Company in a contested transaction.

Passage of this proposal requires the approval of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting (abstentions will be counted as being present and will be deemed a vote against the proposal; broker non-votes will not be counted as present for this proposal and will not affect the outcome of the vote).






PROPOSAL 4

RATIFICATION OF
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors of the Company has selected Deloitte & Touche LLP to act as the independent public accounts to audit and report on the financial statements of the Company for the year ending December 31, 1995, subject to the right of the Board of Directors to replace this firm. This selection, subject to the Board's aforementioned right of replacement, is being submitted for ratification by stockholders and, to be effective, must be approved by the holders of a majority of the issued and outstanding shares of the Company's voting stock present in person or represented by proxy at the Annual Meeting (abstentions will be counted as an "against" vote and broker non-votes will be disregarded and will have no outcome on the vote).

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

On September 19, 1994, the Company, at the recommendations of its Board of Directors, replaced Geschwind, Davidson & Company ("GDC") as the Company's independent accountants and appointed Deloitte & Touche LLP as the new independent auditors. GDC's reports on the financial statements of the Company for the years ended December 31, 1992 and 1993 contained no adverse opinions or disclaimers of opinions and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended on December 31, 1992 and 1993 and the subsequent interim period preceding GDC's replacement (the "Prior Period"), there were no disagreements between the Company and GDC on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure. No events of the kind described in paragraphs (A) through (D) of Section (a)(1)(v) of SEC Rule SK, item 304, occurred with respected to the Company during the Prior Period.


THE BOARD RECOMMENDS APPROVAL OF THIS PROPOSAL.








PROPOSAL 5

APPROVAL OF THE 1995 STOCK OPTION PLAN


The Company's Board of Directors has approved the Company's 1995 Stock Option Plan (the "1995 Plan"). The 1995 Plan provides that the Company may grant up to 1,000,000 options, where each option is exercisable to purchase one share of Common Stock as described below. The 1995 Plan permits the issuance thereunder of options that qualify for treatment as "incentive stock options" ("ISOs") under Section 422 ("Section 422") of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-statutory options.

Passage of this proposal requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting (abstentions will be counted as being present and will be deemed a vote against the proposal; broker non-votes will not be counted as present for this proposal and will not affect the outcome of the vote).


THE BOARD RECOMMENDS ADOPTION OF THE PLAN

DESCRIPTION OF THE PLAN

(a) Stock Subject to Options. The 1995 Plan provides that an aggregate of 1,000,000 shares of Common Stock may be granted to officers, directors and certain employees of the Company or its subsidiaries, currently consisting of approximately 180 individuals, and to consultants, advisers or affiliates who are not employees of the Company or the Company's subsidiaries. Each option to be granted under the 1995 Plan will be exercisable to purchase one share of Common Stock, subject to appropriate adjustment in the event of corporate recapitalization, reorganization or similar transactions.

(b) Administration. The 1995 Plan will be administered by the Company's Board of Directors. The Board of Directors reserves the right to select a separate committee to administer the 1995 Plan. The Board of Directors has the authority to determine, among other things, the persons to whom options will be granted (subject to certain eligibility requirements for grants of ISOs), whether the optionee will receive ISOs or non-statutory options, the exercise price of non-statutory options (subject to restrictions discussed below) and the time or times at which options will be granted.

(c) Consideration. Options under the 1995 Plan can be exercised only for cash.

(d) ISO Price. The exercise price per share of ISOs granted under the 1995 Plan cannot be less than the fair market value of the Common Stock on the date of grant, or, in the case of ISOs granted to persons holding more than ten percent of the total combined voting power of all classes of stock of the Company ("Significant Stockholder"), 110% of the fair market value of he Common Stock on the date of the grant.








(e) Non-Statutory Option Price. Non-Statutory stock options are exercisable at a price equal to at least 90% of the fair market value of the Company's Common Stock at the date of grant, subject to the right of the Board of Directors to modify the terms of options as described below.

(f) Allocation of Plan Benefits. The benefits under the 1995 Plan that will be received, or that would have been received for the fiscal year ended December 31, 1994 had the 1995 Plan then been in effect, by the Company's executive officers, directors, employees or other eligible participants is not determinable.

(g) Market Value of the Securities Underlying Options. No options have been granted under the 1995 Plan. Assuming that all 1,000,000 options under the 1995 Plan are granted, the aggregate market value of the shares of Common Stock underlying such options as of April 4, 1995 would equal $4,560,000.

(h) Option Duration. The 1995 Plan requires that each option shall expire on December 31, 2004. However, in the case of any ISO granted to a Significant Stockholder, such ISO shall expire on the date specified by the Board of Directors but not more than five years from its date of grant.

(i) Exercise of Options and Payment of Stock Repurchases. Each option granted under the 1995 Plan shall be fully exercisable at the time of grant. The Company reserves the right to purchase outstanding options issued under the 1995 Plan for $.10 per option in the event of the consummation of certain mergers or consolidations involving the Company or the sale of 50% or more of the Company's assets.

(j) Non-Assignability of Options. No assignment or transfers of options are permitted without the Company's prior consent. No ISO optionee can assign or transfer any shares of Common Stock issued thereunder until the expiration of both (i) two years after the date of grant of the ISO and (ii) one year after the optionee acquires such shares.

(k) Early Termination of Options. Sixty days after an individual's employment or affiliation with the Company terminates, any options under the 1995 Plan granted to such individual will terminate.

(l) Amendment, Suspension and Termination of the Plan. The Board of Directors may amend the 1995 Plan in any respect at any time, except that if any amendment shall adversely affect any optionee or require stockholder vote, such amendment must be consented to in writing by such optionee or approved by the Company's stockholders, as the case may be.









(m) Modification of Options. The Board of Directors may either modify the terms of any options after they are granted or terminate and re-issue any options.

(n) Registration of the Plan. The Company intends to register the options and the shares of Common Stock underlying the options under the Securities Act of 1933, as amended, as soon as practical after the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES

(a)	Incentive Stock Options. The following general rules are
applicable for Federal Income Tax purposes under existing law to employees who receive ISOs under the 1995 Plan.

  1. No taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him upon exercise of the ISO except as provided in applicable sections of the Internal Revenue Code of 1986, as amended, dealing with alternative minimum taxable income.
  2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO.
  3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of (i) two years following the date the option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of the option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will be treated as capital gain or loss to the optionee.
  4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser (i) any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.
  5. In any year that an optionee recognizes compensation income on a disqualifying disposition of stock by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes (this generally does not apply to capital gains received by the optionee).
  6. The aggregate fair market value of Common Stock that can be acquired for the first time in a year by an optionee exercising an ISO cannot exceed $100,000, and otherwise, such options will not be treated as ISOs. The aggregate fair market value of Common Stock for which an ISO is exercisable is determined at the time of the option's grant.







(b) Non-Statutory Stock Options. A non-statutory stock option granted under the 1995 Plan is taxed accordance with Section 83 of the Code and the regulations issued thereunder. The following general rules are applicable to holders of such options and to the Company for Federal income tax purposes under existing law, based upon the assumptions that
(i) the options do not have a readily ascertainable fair market value at the date of grant, and (ii) the Common Stock acquired by exercising the non-qualified stock option is either transferable or not subject to a substantial risk of forfeiture (as defined in Regulations under Section 83 of the Code):

  1. The optionee does not realize any taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.
  2. The optionee will recognize ordinary compensation income at the time of exercise of the option or at the time of the transfer of the option prior to exercise in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.
  3. Except as provided in paragraph (b)(2) above, when the optionee sells the shares of Common Stock issued upon exercise of options, he will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of such shares an this basis in such shares (i.e., the exercise price plus the amount deemed received by the optionee as compensation income). If the optionee holds the shares for longer than the statutory holding period, this gain or loss will be a long-term capital gain or loss.
  4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee (this generally does not apply to capital gains received by the optionee).

(c)	ERISA. The 1995 Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 and the provisions of Section 401(a) of the Code are not applicable to the 1995 Plan.







STOCKHOLDER PROPOSALS

Proposals by stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of the Company must be received by the Company or its principal executive officers no later than April 1, 1996. The Company will only include proposals by stockholders who meet the eligibility requirements described in Rule 14a-8 (a)(1) under the Securities Exchange Act of 1934.


COST OF SOLICITATION

The cost of soliciting proxies on the accompanying proxy form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company will reimburse them for their reasonable expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone and by telegram from stockholders if proxies are not received promptly.

GENERAL

The Board of Directors knows of no business that will be presented for action at the Annual Meeting in addition to the matters specified in the accompanying Notice of Annual Meeting. If other matters do come before the Annual Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Annual Meeting the authority conferred by the proxy.

It is important that proxies be returned promptly. Therefore, stockholders are requested to complete, sign and date the accompanying proxies and to return them properly in the enclosed envelope.


NEW YORK, NEW YORK                    BY ORDER OF THE BOARD OF DIRECTORS
APRIL 26, 1995


                                      RANDOLPH J. MITTASCH
                                     SECRETARY AND TREASURER








                                                           EXHIBIT I


PROPOSED AMENDMENT TO
THE COMPANY'S
CERTIFICATE OF INCORPORATION
WITH RESPECT TO DIRECTORS



RESOLVED, that a new ARTICLE TWELFTH shall be added to the Company's Certificate of Incorporation that shall read in its entirety as follows:

  12. Directors shall be divided into three classes, Class I, Class II and Class III. The Board of Directors of the Company shall determine into which class each director or nominee is assigned. Each class shall consist of the same number of directors; provided, however that (i) if the directors cannot be divided evenly into three classes, Class III shall consist of one fewer director than Class I and II, and
(ii) if there are fewer than five directors, Class I shall consist of one more director than Classes II and III. The members of each class shall be elected for three year terms and until their successors are elected and shall have qualified; provided however, that the first directors to be assigned to Class II initially shall be elected for a term of two years and the first director or directors to be assigned to Class III initially shall be elected for a term of one year. The provisions of this Article TWELVE cannot be amended without the affirmative vote of the holders of more than two-thirds of the shares of Common Stock present at a meeting in person or represented by proxy, provided that a quorum is present thereat.








                                                          EXHIBIT II



PROPOSED AMENDMENT
TO THE
COMPANY'S CERTIFICATE OF INCORPORATION
WITH RESPECT TO THE
COMPANY'S PREFERRED STOCK




RESOLVED, that the paragraph in ARTICLE FOURTH of the Company's
Certificate of Incorporation that describes the Preferred Stock shall be amended in its entirety to read as follows:

The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial voting powers, designations, preferences, rights, qualifications, limitations, and restrictions of the shares of each such series as the Board of Directors with respect to each such series shall determine, which shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

  (i) the number of shares constituting such series, the par value and the distinctive designation of such series;

  (ii) the extent, if any, to which the shares of such series shall have voting rights;

  (iii) whether dividends, if any, with respect to such series shall be cumulative or noncumulative, the dividend rate or method or determining the dividend rate of such series, and the dates and preferences of dividends on such series;

  (iv) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, or upon any distribution of the Corporation's assets;

  (v) whether the shares of such series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including a provision, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of Preferred Stock of such series upon exercise of such conversion privileges;

  (vi) whether or not the shares of such series shall be redeemable, and, if so, the price at and the terms and conditions upon which such shares shall be redeemable, and whether such series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund; and







  (vii) any other preference and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof.

The powers, designations, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock shall be determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions thereof providing for the issuance of such Preferred Stock (a "Preferred Stock Designation").

	Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock.













PROXY

THE CARE GROUP, INC.
1 HOLLOW LANE
LAKE SUCCESS, NEW YORK 11042

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Ann T. Mittasch, Gilda G. Schechter and Randolph J, Mittasch and each of them, proxies, with full power of substitution, to vote the shares of common stock of The Care Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 21, 1995, and any adjournments thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated April 26, 1995, as follows:

  1. Proposal to amend the Certificate of Incorporation of the Company to create three classes of directors (classes I, II and III).

  (  )  For  (  )  Against  (  )  Abstain

  2. Election of directors (check one box only):
  (  )  For all nominees listed below.
  (  )  Withhold authority to vote for all nominees listed below.

  Class I:  Ann T. Mittasch
            Randolph J. Mittasch

  Class II  Gilda G. Schechter
            John J. Lynch

  Class III  Dr. Alex Maurillo

  (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

  ____________________________

Note: If Proposal 1 does not pass, the directors will not be elected in separate classes but rather will be elected for the term ending at the next annual meeting and until their successors are elected and shall have qualify.










  3. Proposal to amend the Certificate of Incorporation of the Company to clarify the Board of Director's discretion to determine the powers, rights and preferences of the Company's Preferred Stock.

  (  )  For  (  )  Against  (  )  Abstain

  4. Proposal to select Deloitte & Touche, LLP as the independent public accountants of the Company for the year ended December 31, 1995.

  (  )  For  (  )  Against  (  )  Abstain

  5. Proposal to approve the Company's 1995 Stock Option Plan.

  (  )  For  (  )  Against  (  )  Abstain

In their discretion, the Proxies are authorized to vote (i) on such other matters as may properly come before the meeting or any such adjournments thereof and (ii) for the election of any person as a director of the Company replacing a nominee named in the proxy statement if such named nominee is unable to serve or for good cause will not serve.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

DATED:__________________, 1995                  ________________________

                                                         Signature

________________________________________
: PLEASE MARK, SIGN, DATE AND                :  ________________________
: RETURN THE PROXY CARD PROMPTLY:              Signature if held jointly
: USING THE ENCLOSED ENVELOPE :



2.
mari-cwh\caregrp\proxy















THE CARE GROUP, INC.
1995
STOCK OPTION PLAN

SECTION I
NATURE AND PURPOSE

This Plan shall be known as "The Care Group, Inc. 1995 Stock Option Plan." This Plan permits the grant of both (i) options intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and (ii) nonstatutory restricted stock options ("ROs"). This Plan is designed to encourage certain highly talented officers, directors, employees and consultants of The Care Group, Inc. (the "Company") and its subsidiaries to help build the Company and its subsidiaries into a strong, profitable and growing business. This Plan is in addition to the Company's 1990 Stock Option Plan, 1991 Stock Option Plan and 1993 Stock Incentive Plan.

SECTION II
GRANT OF OPTIONS

1. Grant of Options. The Board of Directors of the Company is empowered from time to time to grant (i) ISOs to one or more officers or key employees of the Company or any of its subsidiaries and (ii) ROs to one or more of the officers, directors, employees, consultants, advisers or affiliates of the Company or any of its subsidiaries (ISOs and ROs are hereinafter collectively referred to as "Company Options" and, individually, as a "Company Option"). A total of one million (1,000,000) Company Options may be granted under this Plan. Each Company Option shall be expressly designated as an ISO or RO.

2. Exercise of Company Options.
 (a) Each Company Option is exercisable for one (1) share of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), subject to adjustment as provided below (the share of Common Stock subject to each Company Option is sometimes hereinafter referred to as a "Company Option Share," and all such shares are hereinafter sometimes collectively referred to as the "Company Option Shares"; the share of Common Stock subject to an ISO is sometimes hereinafter referred to as an "ISO Share," and all such shares are sometimes hereinafter referred to as the "ISO Shares"; the share of Common Stock subject to an RO is sometimes hereinafter referred to as an "RO Share," and all such shares are sometimes hereinafter referred to as the "RO Shares").
 (b) Subject to Paragraph 4 of this Section II, each Company Option (other than an ISO granted to a "Significant Stockholder" (hereinafter defined)) may be exercised by an optionee upon ten days prior written notice to the Company at any time during the period commencing upon the date of grant of such option and expiring on December 31, 2004. At 11:59 p.m. on December 31, 2004, each Company Option (other than an ISO granted to a Significant Stockholder) will expire. Each ISO granted to a Significant Stockholder at the date of grant will expire 5 years after date of grant. Each Company Option shall be nontransferrable by the optionee to whom it is granted and, except as provided in Subparagraph 4(c) of this Section II, shall be exercisable only by such optionee.







3. Purchase Price of Company Options.
 (a) The purchase price of each RO Share shall be at least ninety percent of the per share fair market value of the Common Stock on the date of grant (as determined pursuant to paragraph 3(c)).
 (b) The purchase price of each ISO Share shall be the fair market value per share of Common Stock on the date of grant (as determined pursuant to paragraph 3(c)). In the case of an ISO to be granted to a person owning stock possessing more than ten percent of the total combined voting power of all classes of the stock of the Company and all of its subsidiaries (a "Significant Stockholder"), the purchase price of the ISO share subject to such option shall be 110% of the fair market value of the Common Stock on the date of grant (as determined pursuant to paragraph 3(c)). In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and all its subsidiaries) exceed $100,000.
 (c) For the purpose of this paragraph 3(b), the "fair market value" of the Common Stock "on the date of grant" shall be determined as of the last business day for which the prices or quotes of the Common Stock are available prior to such date of grant and shall mean (i) the closing bid price (or average of bid prices) last quoted (on the date) by an established quotation service for over-the-counter securities, if the Common Stock is reported on neither the NASDAQ National Market System ("NMS") nor a national securities exchange; or (ii) the last reported sale price (on the date) of the Common Stock on the NMS, if the Common Stock is then traded on the NMS but not on a national securities exchange; or (iii) the average (on the date) of the high and low prices of the Common Stock on the principal national securities exchange, if the Common Stock is traded on a national securities exchange. However, if the Common Stock is not publicly traded at the time a Company Option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Company's Board of Directors after taking into consideration all factors which the Board of Directors deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

4. Early Expiration of Options.
 (a) If an optionee ceases to be employed or affiliated with the Company such that he is no longer an officer, director, employee, adviser, consultant or affiliate thereof prior to expiration of his Company Options other than by Disability (hereinafter defined), death or for Cause (hereinafter defined), his Company Options, if then exercisable, may be exercised by the optionee only within three months after the date that his employment or affiliation with the Company ceases (but in no event may his Company Options be exercised beyond December 31, 2004); provided, however, that if the optionee dies within such three-month period the provisions of subparagraph (c) of this paragraph 4 shall govern. A leave of absence for less than 90 days or where the optionee's return to employment is guaranteed by contract or statute is not deemed a termination of employment.
 (b) If an optionee ceases to be employed or affiliated with the Company such that he is no longer an officer, director, employee, adviser, consultant or affiliate thereof prior to the expiration of his Company Options by Disability, his Company Options, if then exercisable, may be exercised by the optionee only within one year after the date of such Disability (but in no event later than December 31, 2004); provided, however, that if the optionee dies within such one year period the provisions of subparagraph (c) of this paragraph 4 shall govern.








 (c) In the event of the death of an optionee prior to the expiration of his Company Options, his Company Options, if then exercisable, may be exercised by his estate, personal representative or beneficiaries who has acquired the Company Option by will or by the laws of descent or distribution at any time prior to one year following the optionee's death but no later than December 31, 2004.
 (d) If an optionee ceases to be either an officer, director or employee of the Company for Cause prior to expiration of his Company Options, then each of his then outstanding Company Options shall, upon his so ceasing to be an officer, director or employee, thereupon expire and be cancelled in full.
 (e) As used in this paragraph 5, the following terms shall have the following meanings:
  (i) "Cause": The grossly negligent or    otherwise unsatisfactory
performance of the optionee's duties to the Company as an officer, director or employee thereof, or the optionee's willfully engaging in either misconduct materially injurious to, or fraudulent conduct involving, the Company.
  (ii) "Disability": The inability of the optionee, due to total and permanent physical or mental incapacity, to be able to perform substantially all of the duties and activities to be performed by such optionee as an officer, director, employee, consultant or agent of the Company or any of its subsidiaries performed during the six months prior to such incapacity or illness.

5. Buy-Out. If at any time prior to expiration of the Company Options the Company approves (i) a definitive agreement to merge or consolidate the Company with or into another corporation or other business entity whereby the holders of all of the issued and outstanding shares of Common Stock immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold no more than 60% of the aggregate value of the capital stock of the surviving entity or (ii) the sale of at least 50% of the assets of the Company based on fair value, then the Company may, within seven days after the Company so approves such definitive agreement or asset sale, purchase any or all of the then outstanding Company Options with respect to which the optionees shall not have then exercised (whether or not notice of exercise of any such Company Options shall then have been delivered pursuant to subparagraph 2(b)) at a per option price equal to $.10; provided, however, that (i) if the Company shall purchase less than all then outstanding Company Options, the Company shall purchase Company Options from each optionee on a prorated basis in accordance with the number of Company Options held by each such optionee as such number bears to the total number of then issued and outstanding Company Options, and (ii) the Company shall not have the right under this paragraph to purchase any outstanding ISOs to the extent that the right to effect such purchases will disqualify the ISOs granted hereunder as "incentive stock options" under Section 422A of the Code.

6. Reclassification, Reorganization or Merger.
 (a) In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into any corporation or a merger of another corporation with and into the Company or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company (any of the foregoing transactions hereinafter being referred to as an






"Extraordinary Transaction"), the Company shall cause effective provision to be made so that each optionee shall have the right thereafter, upon exercising his Company Options, to receive the kind and amount of shares of stock and other securities and property receivable upon such Extraordinary Transaction as if such optionee had exercised his Company Options immediately prior to such Extraordinary Transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Plan and Agreement. The foregoing provisions of this paragraph shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.
 (b) Notwithstanding the foregoing, any adjustment made pursuant to paragraph 6(a) with respect to ISOs shall only be made after the Board of Directors, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

SECTION III
PROVISIONS GOVERNING

THE GRANT OF ISOs

Notwithstanding anything to the contrary contained herein, each ISO and each ISO Share subject thereto shall be subject to the following terms and conditions:
1. No ISO optionee can transfer, sell, pledge, hypothecate, gift or otherwise dispose of an ISO Share until the expiration of both (i) two years after the date of grant of the ISO pursuant to which such ISO Share was issued, and (ii) one year after the optionee acquires the ISO Share. Provided, however, that the foregoing sentence does not apply to ISOs that are exercised after the death of the ISO optionee.
2. A Company Option shall be treated as an ISO only if the optionee, at all times during the period beginning on the date of the granting of the option and ending on the day 3 months before the date of exercise of the option, was an employee of either the Company, a subsidiary or parent of the Company, or a company (or a parent or subsidiary of such company) issuing or assuming such Company Option.
3. The Company's Board of Directors, at the written request of any ISO optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs that have not been exercised on the date of conversion into ROs at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a subsidiary thereof at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting ROs as the Company's Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any ISO optionee the right to have such option's ISO converted into ROs, and no such conversion shall occur until and unless the Board of Directors take appropriate action. The Company's Board of Directors, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.
4. In order for the Company to issue any ISOs, this Plan must receive the approval of the holders of a majority of the Company's Common Stock.









SECTION IV
ERISA; CERTIFICATES;

AMENDMENT OF PLAN; RESERVATION OF SHARES

1. ERISA and Federal Income Taxes. This Plan and Agreement is not subject to the Employee Retirement Income Security Act of 1974, nor is this Plan and Agreement qualified under Section 401(a) or the Internal Revenue Code of 1954, as amended.
2. Certificates. The Company Options granted hereunder will be represented by certificates. Upon the exercise of any Company Option the optionee will submit the certificate representing such option to the Company at its principal executive offices, and if the exercise is for a portion of such optionee's Company Options, a new certificate will be issued to the optionee by the Company representing the remainder of such optionee's unexercised Company Options.
3. Amendment to the Plan. It is understood that the Board of Directors of the Company may from time to time amend this Plan except that if any such amendment shall adversely affect any optionee under this Plan or require stockholder vote, such amendment must be consented to in writing by such optionee or approved by the Company's stockholders, as the case may be. Provided, however, that the Company may, without receiving the written consent of any optionee, amend this Plan to permit any or all transactions to be effectuated under this Plan to be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 under the Exchange Act or any successor law, rule or regulation thereof. The Board of Directors may either modify any of the terms of any or all of the Company Options after they are granted or terminated and reissue any or all Company Options that may be outstanding from time to time. The Board of Directors may in its discretion assign and delegate all responsibilities for administering this Plan and granting Company Options to a compensation committee of the Board of Directors, and such assignment and delegation shall not require the consent of any optionee. Nothing in this Plan shall in any way limit or restrict the Company's right or ability to establish any other compensation, incentive, pension, stock option or similar plans or programs or to issue shares of the Company's securities to any person or entity for any reason whatsoever.
4. Reservation of Shares. The Company agrees that at all times there shall be reserved for issuance upon exercise of the Company Options granted hereby a sufficient number of shares of Common Stock and/or other securities as shall be required for such issuance.







SECTION IV

ASSIGNMENTS; INVESTMENT INTENTION

1. Assignment and Successors and Assigns. The terms of this Plan shall bind and inure to the benefit of the respective heirs, appointees, assigns, executors, administrators and successors of the respective parties hereto but shall not be assignable by any optionee without the Company's affirmative consent, except as otherwise expressly provided in any other section of this Plan.
2. Investment Intention. Each optionee hereby represents, warrants, covenants and agrees that he is acquiring the Company Options hereunder, and that upon exercise of such options he will be purchasing the Company Option Shares, for investment and not with intention of distribution or resale and that the Company Options and Company Option Shares may not be offered or sold except in compliance with the provisions of the Securities Act of 1933, as amended.










SECTION V

MISCELLANEOUS

1. Notices.
 (a) Any notice which any party hereto may be required or permitted to give shall be in writing, or may be delivered personally or by mail, postage prepaid, or telegram, telecopy or telex, addressed as follows: to the Company, at 1 Hollow Lane, Lake Success, New York 11042, or at such other address as the Company, by written notice to the optionees, may designate from time to time; to each optionee, at the last address contained in the Company's records for the optionee or at such other address as the optionee, by written notice to the Company, may designate from time to time.
2. No Implied Right of Employment. The selection of an optionee for participation in this Plan shall not ipso facto give the optionee any rights to serve as a director, officer or employee of the Company or any subsidiary.
3. No Contingent Voting Rights. An optionee shall have no voting or other rights with respect to any Company Option Shares until certificates representing such Company Option Shares shall actually have been delivered to him following his exercise of the corresponding Company Options.
4. Other Benefits. The benefits provided for the optionees under this Plan and Agreement shall be in addition to and shall in no way preclude other benefits or forms of compensation from the Company to the optionees.
5. Governing Law. This Plan shall be construed in accordance with the substantive laws of the State of New York without regard to its conflict of law doctrine.
6. Consolidation Clause; Survival. This Plan contains the entire understanding of the parties with respect to its subject matter. All representations, warranties, covenants and agreements made herein shall survive the execution of this Plan.
7. Effective Date of Plan. This Plan was approved by the Company's Board of Directors as of April 6, 1995.






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